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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): January 28, 1994

                        TURNER BROADCASTING SYSTEM, INC.
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             (Exact name of registrant as specified in its charter)

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            Georgia                        0-9334                       58-0950695
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(State or other jurisdiction of           (Commission                  (IRS Employer
        incorporation)                    File Number)               Identification No.)

One CNN Center, Atlanta, Georgia                                           30303
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(Address of principal executive offices)                              (Zip Code)
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       Registrant's telephone number, including area code: (404) 827-1700

                                 Not Applicable
         (Former name or former address, if changed since last report)
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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

99.1 Audited New Line Cinema Corporation consolidated balance sheets as of December 31, 1993 and 1992, and the related consolidated statements of operations, stockholders' equity and cash flows for the three years ended December 31, 1993.

99.2 TBS Unaudited Pro Forma Condensed Combined Balance Sheet as of December 31, 1993 and Unaudited Pro Forma Condensed Combined Statement of Operations for the years ended December 31, 1993 and December 31, 1992.
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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

                                          TURNER BROADCASTING SYSTEM, INC.
                                          (Registrant)

                                          By:     /s/  WILLIAM S. GHEGAN
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                                          Name: William S. Ghegan
                                          Title: Vice President and Controller
                                                 and Chief Accounting Officer

Date: April 7, 1994
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                                 EXHIBIT INDEX

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EXHIBIT
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    99.1  Audited New Line Cinema Corporation consolidated balance sheets as of December 31,
          1993 and 1992, and the related consolidated statements of operations, stockholders'
          equity and cash flows for the three years ended December 31, 1993.
    99.2  TBS Unaudited Pro Forma Condensed Combined Balance Sheet as of December 31, 1993 and
          Unaudited Pro Forma Condensed Combined Statement of Operations for the years ended
          December 31, 1993 and December 31, 1992.
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